Exhibit 10.427

ASSIGNMENT OF PURCHASE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND WESTERN BAKERSFIELD CALLOWAY, L.L.C., a Delaware limited liability company, (“Assignee”) all of its right, title and interest in that certain Purchase Agreement (the “Purchase Agreement”) dated September 2, 2004 by and between Assignor, as Buyer, and Donahue Shriber Realty Group, L.P., a Delaware limited partnership, as Seller, for purchase and sale of certain real property commonly known as Plaza at Riverlakes, Bakersfield, California (the “Property”).

By execution hereof by Assignee, Assignee hereby accept the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

This Assignment is effective as of October 21, 2004.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.

	By:	/s/ [ILLEGIBLE]
SR VP

ASSIGNEE:	INLAND WESTERN BAKERSFIELD CALLOWAY, L.L.C.

	By:	Inland Western Retail Real Estate Trust, Inc.

	By:	/s/ Valerie Medina
	Its:	Asst. Secretary